UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 16, 2020

NCL CORPORATION LTD.

 (Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

The information contained under Item 7.01 below is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On July 16, 2020, in connection with the Offerings (as defined below), Norwegian Cruise Line Holdings Ltd. (“NCLH”), which is the direct parent company of NCL Corporation Ltd. (“NCLC”), distributed certain information attached to this report as Exhibit 99.1 to potential investors. Together with its consolidated subsidiaries, NCLH is referred to in this report as the “Company,” “our,” “us” and “we.”

The information in Items 2.02 and 7.01, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference into any of NCLH’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Equity and Notes Offering

On July 16, 2020, NCLH issued a press release announcing the commencement of an underwritten public offering of $250 million of its ordinary shares, par value $0.001 per share (the “Equity Offering”). A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

On July 16, 2020, NCLC issued a press release announcing a proposed private offering (the “Secured Notes Offering”) of $675 million senior secured notes due 2026 (the “Secured Notes”) and a proposed private offering (the “Exchangeable Notes Offering” and, together with the Equity Offering and the Secured Notes Offering, the “Offerings”) of $250 million aggregate principal amount of exchangeable senior notes due 2025 (the “Exchangeable Notes” and, together with the Secured Notes, the “Notes”). A copy of the press release is attached hereto as Exhibit 99.3 and is incorporated by reference herein.

NCLH intends to use the net proceeds from the Equity Offering for general corporate purposes. NCLC intends to use the net proceeds from the Secured Notes Offering and the Exchangeable Notes Offering to repay NCLC’s $675.0 million senior secured revolving credit facility and to pay any related transaction fees and expenses, with the remainder of the net proceeds to be used for general corporate purposes. None of the Offerings is conditioned upon the completion of any of the other Offerings.

The Secured Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and, outside the United States, only to non-U.S. investors pursuant to Regulation S. The Exchangeable Notes are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act. The Notes will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws.

This report does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any security in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Update to Risk Factors

The following risk factor is provided to update the risk factors of the Company previously disclosed in periodic reports filed with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the three months ended March 31, 2020.

COVID-19 has had, and is expected to continue to have, a significant impact on our financial condition and operations. The current, and uncertain future, impact of the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), is expected to continue to impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price.

In late 2019, an outbreak of COVID-19 was identified in Wuhan, China. The COVID-19 outbreak has since spread and grown globally, including within the United States and, in March 2020, the President of the United States declared a national emergency. The spread of COVID-19 and the recent developments surrounding the global pandemic are having significant negative impacts on all aspects of our business. In March 2020, we implemented a voluntary suspension of all cruise voyages across our three brands, which has subsequently been extended into the third quarter 2020. Our voyage suspension currently includes all voyages embarking through September 30, 2020. In addition, we have cancelled select voyages through October 2020 due to travel and port restrictions including Canada and New England sailings. The suspension may be extended again, and the total length of the suspension may be prolonged. All guests were disembarked from the 28 ships in the Company’s fleet by March 28, 2020. Some of our crew members have not disembarked from our ships. We are actively working to disembark those crew members and transport them safely to their home countries but our ability to do so is dependent on a number of factors, including the ability to transport crew members to their home countries, due to the limited number of commercial flights and charter options available, and governmental restrictions and regulations with respect to disembarking crew members. In addition, we have been, and will continue to be further, negatively impacted by related developments, including heightened governmental regulations and travel advisories, including recommendations and orders by the U.S. Department of State, the U.S. Centers for Disease Control and Prevention (the “CDC”) and the Department of Homeland Security and travel bans and restrictions, including the CDC’s No Sail Order, each of which has impacted, and is expected to continue to significantly impact, global guest sourcing and our access to various ports of call.

To date the outbreak of COVID-19 has resulted in significant costs and lost revenue as a result of reduced demand for cruise vacations, guest compensation, itinerary modifications, redeployments and cancellations, travel restrictions and advisories, the unavailability of ports and/or destinations, costs to return our passengers and certain crew members to their home destinations and expenses to assist some of our crew that will be unable to return home with food and housing. We will continue to incur COVID-19 related costs as we sanitize our ships and implement additional health-related protocols on our ships, such as social distancing measures, which may have a significant effect on our operations. In addition, the industry may be subject to enhanced health and safety requirements in the future which may be costly and take a significant amount of time to implement across our fleet. Between March 12, 2020 and April 30, 2020, three class action lawsuits were filed against the Company under Sections 10(b) and 20(a) of the Exchange Act, and Rule 10b-5 promulgated thereunder, alleging that the Company made false and misleading statements to the market and customers about COVID-19. In addition, in March 2020, the Florida Attorney General announced an investigation related to the Company’s marketing during the COVID-19 outbreak. Following the announcement of the investigation by the Florida Attorney General, we received notifications from other attorneys general and governmental agencies that they are conducting similar investigations. We may be the subject of additional lawsuits and investigations stemming from COVID-19. We cannot predict the number or outcome of any such proceedings and the impact that they will have on our financial results, but any such impact may be material.

We have nine newbuilds on order, scheduled to be delivered through 2027. We expect that the effects of COVID-19 on the shipyards where our ships are under construction (or will be constructed) will result in delays in ship deliveries and such delays may be prolonged.

We cannot predict when any of our ships will begin to sail again or when ports will reopen to our ships. Moreover, even once travel advisories and restrictions are lifted, demand for cruises may remain weak for a significant length of time and we cannot predict if and when each brand will return to pre-outbreak demand or pricing. Due to the discretionary nature of leisure travel spending and the competitive nature of the cruise industry, our revenues are heavily influenced by the condition of the U.S. economy and economies in other regions of the world. Unfavorable conditions in these broader economies have resulted, and may result in the future, in decreased demand for cruise vacations, changes in booking practices and related reactions by our competitors, all of which in turn have had, and may have in the future, a strong negative effect on our business. In particular, our bookings may be negatively impacted by concerns that cruises are susceptible to the spread of infectious diseases as well as adverse changes in the perceived or actual economic climate, including higher unemployment rates, declines in income levels and loss of personal wealth resulting from the impact of COVID-19. The ongoing COVID-19 pandemic and associated decline in economic activity and increase in unemployment levels are expected to have a severe and prolonged effect on the global economy generally and, in turn, is expected to depress demand for cruise vacations into the foreseeable future. Due to the uncertainty surrounding the duration and severity of this pandemic, we can provide no assurance as to when and at what pace demand for cruise vacations will return to pre-pandemic levels, if at all. Accordingly, we cannot predict the full impact of COVID-19 on our business, financial condition and results of operations. In addition, we cannot predict the impact COVID-19 will have on our partners, such as travel agencies, suppliers and other vendors. We may be adversely impacted by any adverse impact our partners suffer.

This is the first time we have completely suspended our cruise voyages, and as a result of these unprecedented circumstances we are not able to predict the full impact of such a suspension on our Company. In particular, we cannot predict the impact on our financial performance and our cash flows required for cash refunds of fares for cancelled sailings as a result of the suspension in our cruise voyages, which may be prolonged, and the public’s concern regarding the health and safety of travel, including by cruise ship, and related decreases in demand for travel and cruising. Depending on the length of the suspension and level of guest acceptance of future cruise credits, we may be required to provide cash refunds for a substantial portion of the balance, as guests on cancelled sailings were automatically awarded future cruise credits and have the opportunity to contact us instead to request a cash refund. Cash refunds are estimated to be, based on behavior to date, approximately 60% of the Company’s balance of advance ticket sales during the suspension of voyages. There can be no assurance that the percentage of passengers that accept future cruise certificates over cash refunds will remain in this range as the number of cancelled voyages increases.

Moreover, our ability to attract and retain guests and crew depends, in part, upon the perception and reputation of our Company and our brands and the public’s concerns regarding the health and safety of travel generally, as well as regarding the cruise industry and our ships. Actual or perceived risk of infection could have an adverse effect on the public’s perception of the Company, which could harm our reputation and business.

As a result of the impacts of COVID-19, provisions in our credit card processing and other commercial agreements may adversely affect our liquidity. We have agreements with several credit card companies to process the sale of tickets and provide other services. Under these agreements, the credit card companies could, under certain circumstances and upon written notice, require us to maintain a reserve, which reserve could be funded by the credit card companies withholding or offsetting our credit card receivables, or our posting of cash or other collateral. As a result of the impacts of COVID-19, we have seen an increase in demand from consumers for refunds on their tickets, and we anticipate this will continue to be the case for the near future. Requests for refunds may reduce our liquidity and risk triggering liquidity covenants in these processing agreements and, in doing so, could force us to post cash or other collateral as a reserve with the credit card processing companies in accordance with the terms of our agreements with them. Currently, we have agreed to provide a reserve consisting of $70 million of cash and preliminarily agreed to provide second priority liens on certain ships with a collective equity value of $700 million based on appraisals as of December 31, 2019, which could be increased or decreased based on certain conditions. If we do not meet an agreed upon minimum liquidity in the future, we may be required to pledge additional collateral and/or post cash reserves or take other actions that may reduce our liquidity. As a consequence, our financial position and liquidity could be materially impacted.

As a result of all of the foregoing, we expect a net loss on both a U.S. GAAP and adjusted basis for the year ending December 31, 2020, and our ability to forecast our cash inflows and additional capital needs is hampered, and we could be required to raise additional capital in the future. Our access to and cost of financing will depend on, among other things, global economic conditions, conditions in the global financing markets, the availability of sufficient amounts of financing, our prospects and our credit ratings. In March 2020, Moody’s downgraded the long-term issuer and senior unsecured debt ratings of NCLC to Ba2 from Ba1, including its corporate family rating and senior secured bank facility, and to B1 from Ba2 on its senior unsecured rating; and in July 2020, Moody’s placed our ratings on review for potential downgrade. In April 2020, S&P Global downgraded the issuer credit rating of NCLC to BB- from BB+ and, in May 2020, based on our recent debt offering, lowered the issuer-level rating on NCLC’s senior unsecured notes to B+ from BB- and placed our issuer rating on credit watch with negative implications. If our credit ratings were to be further downgraded, or general market conditions were to ascribe higher risk to our rating levels, our industry, or us, our access to capital and the cost of any debt or equity financing will be further negatively impacted. There is no guarantee that debt or equity financings will be available in the future to fund our obligations, or that they will be available on terms consistent with our expectations.

The agreements governing our indebtedness contain, and any instruments governing future indebtedness of ours may contain, covenants that impose significant operating and financial restrictions on us, including restrictions or prohibitions on our ability to, among other things: incur or guarantee additional debt or issue certain preference shares; pay dividends on or make distributions in respect of our share capital or make other restricted payments, including the ability of the Company’s subsidiaries to pay dividends or make distributions to the Company; repurchase or redeem capital stock or subordinated indebtedness; make certain investments or acquisitions; transfer, sell or create liens on certain assets; and consolidate or merge with, or sell or otherwise dispose of all or substantially all of our assets to other companies. As a result of these covenants, we are limited in the manner in which we conduct our business, and we may be unable to engage in favorable business activities or finance future operations or capital needs. The terms of any instruments governing future indebtedness may also require us to provide incremental collateral, which may further restrict our business operations.

In addition, the COVID-19 outbreak has significantly increased economic and demand uncertainty. The current outbreak and continued spread of COVID-19 may cause a global recession, which would have a further adverse impact on our financial condition and operations, and this impact could exist for an extended period of time.

The extent of the effects of the outbreak on our business and the cruise industry at large is highly uncertain and will ultimately depend on future developments, many of which are outside of our control, including, but not limited to, the duration, spread, severity and any recurrence of the outbreak, the duration and scope of related federal, state and local government orders and restrictions, the extent of the impact of COVID-19 on overall demand for cruise vacations and the length of time it takes for demand and pricing to return and normal economic and operating conditions to resume, all of which are highly uncertain and cannot be predicted. COVID-19 has also had the effect of heightening many of the other risks described in the “Risk Factors” included in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2020, such as those relating to our need to generate sufficient cash flows to service our indebtedness, and our ability to comply with the covenants contained in the agreements that govern our indebtedness.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained, or incorporated by reference, in this report, including, without limitation, those regarding our business strategy, financial position, results of operations, plans, prospects, actions taken or strategies being considered with respect to our liquidity position, valuation and appraisals of our assets and objectives of management for future operations (including those regarding expected fleet additions, our voluntary suspension, our ability to weather the impacts of the COVID-19 pandemic, operational position, demand for voyages, financing opportunities and extensions, and future cost mitigation and cash conservation efforts and efforts to reduce operating expenses and capital expenditures) are forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. Examples of these risks, uncertainties and other factors include, but are not limited to the impact of:

•	the spread of epidemics, pandemics and viral outbreaks and specifically, the COVID-19 outbreak, including its effect on the ability or desire of people to travel (including on cruises), which are expected to continue to adversely impact our results, operations, outlook, plans, goals, growth, reputation, cash flows, liquidity, demand for voyages and share price;

•	our ability to develop strategies to enhance our health and safety protocols to adapt to the current pandemic environment’s unique challenges once operations resume and to otherwise safely resume our operations when conditions allow;

•	coordination and cooperation with the CDC, the federal government and global public health authorities to take precautions to protect the health, safety and security of guests, crew and the communities visited and the implementation of any such precautions;

•	the accuracy of any appraisals of our assets as a result of the impact of COVID-19 or otherwise;

•	our success in reducing operating expenses and capital expenditures and the impact of any such reductions;

•	our guests’ election to take cash refunds in lieu of future cruise credits or the continuation of any trends relating to such election;

•	trends in, or changes to, future bookings and our ability to take future reservations and receive deposits related thereto;

•	the unavailability of ports of call;

•	future increases in the price of, or major changes or reduction in, commercial airline services;

•	our ability to work with lenders and others or otherwise pursue options to defer or refinance our existing debt profile, near-term debt amortization, newbuild related payments and other obligations and to work with credit card processors to satisfy current or potential future demands for collateral on cash advanced from customers relating to future cruises;

•	adverse events impacting the security of travel, such as terrorist acts, armed conflict and threats thereof, acts of piracy, and other international events;

•	adverse incidents involving cruise ships;

•	adverse general economic and related factors, such as fluctuating or increasing levels of unemployment, underemployment and the volatility of fuel prices, declines in the securities and real estate markets, and perceptions of these conditions that decrease the level of disposable income of consumers or consumer confidence;

•	our potential future need for additional financing, which may not be available on favorable terms, or at all, and may be dilutive to existing shareholders;

•	any further impairment of our trademarks, trade names or goodwill;

•	breaches in data security or other disturbances to our information technology and other networks or our actual or perceived failure to comply with requirements regarding data privacy and protection;

•	changes in fuel prices and the type of fuel we are permitted to use and/or other cruise operating costs;

•	mechanical malfunctions and repairs, delays in our shipbuilding program, maintenance and refurbishments and the consolidation of qualified shipyard facilities;

•	the risks and increased costs associated with operating internationally;

•	fluctuations in foreign currency exchange rates;

•	overcapacity in key markets or globally;

•	our expansion into and investments in new markets;

•	our inability to obtain adequate insurance coverage;

•	our indebtedness and restrictions in the agreements governing our indebtedness that require us to maintain minimum levels of liquidity and otherwise limit our flexibility in operating our business, including the significant portion of assets that are collateral under these agreements;

•	pending or threatened litigation, investigations and enforcement actions;

•	volatility and disruptions in the global credit and financial markets, which may adversely affect our ability to borrow and could increase our counterparty credit risks, including those under our credit facilities, derivatives, contingent obligations, insurance contracts and new ship progress payment guarantees;

•	our inability to recruit or retain qualified personnel or the loss of key personnel or employee relations issues;

•	our reliance on third parties to provide hotel management services for certain ships and certain other services;

•	our inability to keep pace with developments in technology;

•	changes involving the tax and environmental regulatory regimes in which we operate; and

•	other factors set forth under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2019 and our Quarterly Report on Form 10-Q for the three months ended March 31, 2020.

Additionally, many of these risks and uncertainties are currently amplified by and will continue to be amplified by, or in the future may be amplified by, the COVID-19 outbreak. It is not possible to predict or identify all such risks. There may be additional risks that we consider immaterial or which are unknown.

The above examples are not exhaustive and new risks emerge from time to time. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Disclosure provided to potential investors.
99.2	Press Release of Norwegian Cruise Line Holdings Ltd., dated July 16, 2020 (relating to the Equity Offering).
99.3	Press Release of NCL Corporation Ltd., dated July 16, 2020 (relating to the Secured Notes Offering and the Exchangeable Notes Offering).
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 16, 2020

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and Chief Financial Officer